PROMISSORY NOTE (SECURED)


                                               Loan Amount:  $3,000,000.00

Maturity  Date:  February  19,  2004           Date:  As  of February  19,  2003


     For value received, the undersigned HARTVILLE GROUP, INC., a Nevada corporation and PETSMARKETING INSURANCE.COM AGENCY, INC., an Ohio corporation promise to pay to the order of SAMIR FINANCIAL II, L.L.C., an Illinois limited liability company ("Lender") located at 20682 North Plumwood Drive, Kildeer, Illinois 60047, the principal sum of Three Million and 00/100 Dollars ($3,000,000.00) plus interest on the principal balance remaining from time to time unpaid at the rate of two and one-half percent (2.50%) per month or thirty percent (30%) per year ("Interest Rate") to maturity, with interest payable monthly in advance commencing on February 19, 2003 and continuing on the same day each month thereafter and at maturity. The undersigned shall prepay to Lender nine (9) months of interest on the principal amount of this Note calculated at the Interest Rate (the "Prepaid Interest"), which Prepaid Interest shall be paid to Lender from the initial proceeds of the loan made to the undersigned under this Note. In the event this Note is repaid in whole or in part prior to the application of all of the Prepaid Interest, the Prepaid Interest and the balance due and owing on this Note will be adjusted accordingly. The Prepaid Interest will be applied to interest when due on each interest payment date in the amount necessary to pay such monthly interest payment and after the Prepaid Interest has been fully applied to such interest, the undersigned shall pay the monthly interest payment to Lender as set forth above. Interest shall be calculated on the basis of a year of 360. In the event that the Note is prepaid in whole or in part, the Lender will promptly return to undersigned the unapplied portion of the Prepaid Interest.

     In addition to the payment of Prepaid Interest, the undersigned shall pay to Lender a closing fee (the "Closing Fee") of $325,000.00, which Closing Fee is fully earned and payable as of the date of this Note.

     The entire unpaid balance of principal, accrued interest, fees and charges due shall be due and payable on February 19, 2004 ("Maturity Date"). If any payment becomes due and payable on a Saturday, Sunday or any other day on which a national bank located in Chicago, Illinois is closed for business the due date shall be extended to the next business day.

     The balance due on this Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

     After the date of any Default (defined below) or maturity, whether by acceleration or otherwise, interest on the principal balance remaining from time to time unpaid shall be at the rate of three percent (3.00%) per month or thirty-six percent (36%) per annum ("Default Rate").

     As security for the payment and performance of the undersigned's Liabilities, the undersigned has executed and delivered to Lender a Loan and Security Agreement dated this date (the "Loan Agreement") covering all now owned and hereafter acquired personal property of the undersigned and certain other agreements and documents dated on or about the date of this Note (collectively, the "Financing Security Documents"). In addition, the prompt payment of the Liabilities are guaranteed by the guaranty of W. Russell Smith III.

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     The  undersigned,  any  endorsers  and  accommodation  parties hereby waive presentment, demand, notice of dishonor, protest and all other notices whatsoever; and agree that the Lender may in its sole discretion, exercised in good faith (defined below), from time to time, extend or renew any of the Liabilities for any period of time and grant any releases, compromises, extensions, renewals, modifications or indulgences with respect to (i) this Note; (ii) any Liabilities; (iii) any Collateral (defined below); or (iv) any of the undersigned all without notice to or consent of any undersigned, without affecting in any manner the Liabilities of any undersigned to whom the Lender has not expressly in writing granted such a release, compromise, extension, renewal, modification or indulgence. The undersigned hereby waives any and all claims, rights (including rights of set-off) and defenses against the Lender.

     The undersigned shall give prompt written notice to the Lender of the occurrence of any event, condition or act which could become a Default hereunder.

     Upon and after any Default, the Lender may in its sole discretion declare any or all of the Liabilities to be immediately due and payable without notice or demand to the undersigned or any other person and exercise all of its rights and remedies under the Financing Security Documents. In connection with the collection of this Note and in the enforcement or attempted enforcement of the Lender's rights and remedies hereunder, the undersigned shall pay all costs and expenses of the Lender, including all reasonable attorneys', paralegals' opinion witness or professional fees and all other costs of any legal proceedings or appeal, if any, (including the reasonably allocated cost to the Lender of using internal counsel, if applicable), replevin bonds, and court costs. The Lender may demand, sue for, collect, or make any compromise, renewal, extension, settlement, release, exchange or take any other action to protect its interests with respect to any of the Liabilities. Further, the Lender may at any time dishonor any checks and drafts drawn by the undersigned on the Lender. The undersigned agrees that the Lender at any time following the occurrence and during the continuance of a Default, shall have the right to set-off, appropriate and apply toward the payment of any of the Liabilities, whether matured or unmatured, in such order of application as the Lender may from time to time elect, any cash, credits, deposits, accounts, securities, and any other property, whether matured or unmatured, of the undersigned in the possession, custody or control of the Lender for any reason.

     THE UNDERSIGNED ACKNOWLEDGES THAT THIS NOTE IS BEING ACCEPTED BY THE LENDER IN PARTIAL CONSIDERATION OF THE LENDER'S RIGHT TO ENFORCE IN THE STATE OF
ILLINOIS AND THE COUNTY OF COOK THE TERMS AND PROVISIONS HEREUNDER; THE UNDERSIGNED CONSENTS TO JURISDICTION IN, AND CONSTRUCTION OF THIS NOTE AND ANY OTHER FINANCING LOAN DOCUMENTS UNDER THE LAWS OF THE STATE OF ILLINOIS AND VENUE IN THE COUNTY OF COOK FOR SUCH PURPOSES; THE UNDERSIGNED WAIVES ANY AND ALL RIGHTS TO CONTEST JURISDICTION AND VENUE OF THE STATE OF ILLINOIS AND COUNTY OF COOK OVER THE UNDERSIGNED FOR THE PURPOSE OF ENFORCING THIS NOTE; AND THE UNDERSIGNED WAIVES ANY AND ALL RIGHTS TO COMMENCE ANY ACTION, WHETHER BY COMPLAINT, COUNTER-COMPLAINT OR CROSS-COMPLAINT OR COUNTERCLAIM WITH RESPECT TO THE LIABILITIES, AGAINST THE LENDER IN ANY JURISDICTION OTHER THAN IN THE STATE OF ILLINOIS AND IN THE COUNTY OF COOK.

     THE UNDERSIGNED WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE UNDERSIGNED, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY U.S. MAIL OR MESSENGER OR REPUTABLE OVERNIGHT DELIVERY SERVICE DIRECTED TO THE UNDERSIGNED AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT, DELIVERY OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE UNDERSIGNED.

     THE UNDERSIGNED WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE ARISING BETWEEN THE UNDERSIGNED AND LENDER AT ANY TIME.

     This Note shall be binding upon each of the undersigned and upon the undersigned's respective heirs, estates, legal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

     The undersigned on demand from the Lender shall pay to the Lender all costs and expenses incurred or paid by the Lender for any reason in connection with this Note, the other Financing Security Documents or the Collateral, including but not limited to reasonable attorneys', paralegals' opinion witness or professional fees and all other costs whatsoever (including the cost to the Lender of using internal counsel, if applicable) for (i) enforcing or attempting to enforce any of the Lender's rights and remedies with respect to the Collateral and the Liabilities; (ii) providing counsel and assistance to the Lender on any matters involving this Note, the other Financing Security Documents or the Collateral, including the preparation of this Note, the other Financing Security Documents and any extensions, renewals, modifications or amendments thereof; and (iii) protecting, selling, leasing, managing, or otherwise disposing of the Collateral and collecting the Liabilities. Until the Lender is fully paid, such costs and expenses shall be added to the Liabilities, secured by the Collateral, be payable on demand and shall bear interest at the highest interest rate applicable under this Note. The undersigned hereby agrees to indemnify, defend and hold the Lender harmless from any and all claims, causes of action, damages, losses and liabilities relating to any act or failure to act by the Lender in any manner with respect to the Liabilities or the Collateral, and from any and all claims, causes of action, losses, and liabilities by, against, between or among the undersigned arising out of or in connection with any of the Liabilities or the Collateral.

     THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS (EXCLUDING CONFLICTS OF LAW RULES). If any court of competent jurisdiction determines any provision hereunder to be prohibited or invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, or unenforceability without prohibiting, invalidating and rendering unenforceable the remainder of the provisions of this Note. The Lender reserves the right to waive or refrain from waiving any right or remedy under this Note. No delay or omission on the part of the Lender in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note or any other instrument, document, agreement or other writing relating thereto. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion. No waiver shall be deemed to have been made, unless such waiver is in writing and signed by an authorized officer of the Lender. Unless otherwise provided for hereunder, any notice required to be given by the undersigned or the Lender shall be given if deposited in the mail, postage prepaid, and mailed to the respective party at the address shown on this Note, otherwise if the undersigned's address is absent hereunder, then to the address of the undersigned on the records of the Lender. If a notice is so served by mail, the effective date such note is deemed to be given shall be the fifth (5th) day following the date of deposit in the U.S. Mail. No change in address of the undersigned or the Lender shall be effective, unless sent in writing to the other party at the address shown on this Note.

     The  terms  used  herein  are  defined  as  follows:

A. "Collateral" means (i) any real or personal property and interests in property of the undersigned in which the Lender now or hereafter has a security interest in or lien on or against as security for payment and performance of the Liabilities; and (ii) any other property and interests of the undersigned in property of every kind or description, whether now owned or existing or hereafter acquired or arising, now or hereafter in the possession, custody or control of, or in transit to the Lender, whether as collateral security for any Liabilities or for any other purpose, including without limitation all cash, deposits, securities, dividends, distributions, chattel paper, instruments, documents and in all accessions and additions thereto, substitutes and replacements therefor, and in all of the products and proceeds thereof.

B. "Default" means any one or more of the Events of Default set forth in the Loan Agreement.

C. "Good faith" means honesty in fact in the conduct or transaction concerned, as determined on a subjective basis.

D. "Liabilities" means any and all liabilities, obligations and indebtedness of any of the undersigned to the Lender for payment of any and all amounts due under this Note and any other instruments, documents, or agreements which at any time secure or are delivered in connection with the Liabilities, and for any other liabilities, indebtedness, and obligations of every kind and nature of any of the undersigned to the Lender whether heretofore, now owing or hereafter owing, due or payable, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, whether existing or arising through discount, overdraft, purchase, direct loan, by operation of law, or otherwise, together with reasonable attorneys', paralegals' opinion witness or professional fees and all other costs whatsoever (including the reasonably allocated cost to the Lender of using internal counsel, if applicable) relating to protecting and enforcing the Lender's rights, remedies and security interests hereunder, including advising the Lender, or drafting any documents for the Lender at any time in connection with the Liabilities. Liabilities includes all of the liabilities, obligations and indebtedness of any partnership owing now or in the future to the Lender by the partnership, while any of the undersigned may have been or may be a member of such partnership.

E. "Undersigned" means each maker signing this Note and the word "undersigned" in the singular form shall include the plural form, unless otherwise designated. Each such undersigned shall be jointly and severally obligated hereunder, subject to the terms and conditions contained in the Financing Security Documents.

F. This Note and any documents executed and delivered to the Lender pursuant hereto constitute the entire agreement between the parties and may be amended only by a writing signed by an authorized individual on behalf of each party.

G. This Note may be signed in any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

     THE UNDERSIGNED ACKNOWLEDGES AND AFFIRMS THAT THE UNDERSIGNED HAS REVIEWED AND UNDERSTANDS THE TERMS AND PROVISIONS OF THIS NOTE.

     SIGNED AND DELIVERED in Chicago, Illinois, by the undersigned, as of this 19th day of February, 2003.

                              HARTVILLE  GROUP,  INC.


                              By: /s/ W. Russell Smith III
                                  -----------------------------
                              Name:  W.  Russell  Smith  III
                              Title: President



                              PETSMARKETING INSURANCE.COM AGENCY, INC.


                              By: /s/ W. Russell Smith III
                                  ----------------------------------
                              Name:  W.  Russell  Smith  III
                              Title: President


                              ADDRESS:
                              7551 N. Main Street
                              North Canton, Ohio  44720

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